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                                                                   EXHIBIT 10.10

                                                                  EXECUTION COPY

                            POKAGON GAMING AUTHORITY

                                 $305.0 Million

                          10-3/8% Senior Notes due 2014

                               PURCHASE AGREEMENT

                               dated June 15, 2006

                         BANC OF AMERICA SECURITIES LLC

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                               PURCHASE AGREEMENT

June 15, 2006

BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, New York 10019
   As Initial Purchaser

Ladies and Gentlemen:

      Introductory. Pokagon Gaming Authority (the "Authority"), a wholly owned, unincorporated instrumentality of the Pokagon Band of Potawatomi Indians, an Indian tribe recognized by the Secretary of the Interior pursuant to 25 U.S.C. Sections 1300j et seq. (the "Tribe"), proposes to issue and sell to Banc of America Securities LLC (the "Initial Purchaser") $305.0 million in aggregate principal amount of the Authority's 10-3/8% Senior Notes due 2014 (the "Notes"). Banc of America Securities LLC has agreed to act as the Initial Purchaser in connection with the offering and sale of the Securities (as defined below).

      The Securities will be issued pursuant to an indenture, to be dated as of June 22, 2006 (the "Indenture"), among the Authority, the Tribe, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the "Trustee"). The Securities will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the "Depositary") pursuant to a letter of representations, to be dated on or before the Closing Date (as defined in Section 2 hereof) (the "DTC Agreement"), between the Authority and the Depositary.

      The payment of principal of, premium and interest on the Notes will be fully and unconditionally guaranteed on a senior basis, jointly and severally, by (i) Pokagon Properties, LLC, a Delaware limited liability company (the "Delaware Guarantor"), and (ii) Filbert Land Development, LLC, an Indiana limited liability company (together, the "Guarantors"), pursuant to their guarantees (the "Guarantees"). The Notes and the Guarantees attached thereto are herein collectively referred to as the "Securities." The obligations of the Authority under the Notes and the Guarantors under the Guarantees will be secured by security interests in or pledges of (the "Security Interests") certain assets of the Authority and the Guarantors (the "Collateral").

      The net proceeds from the issuance of the Securities will be deposited by the Authority into certain collateral and disbursement accounts pursuant to the Cash Collateral and Disbursement Agreement (defined below) and will be used to finance and develop, construct, equip and open the gaming facility and related amenities to be built on Indian lands of the Tribe (the "Four Winds Casino and Resort") and for certain other costs.

      The Securities will be secured obligations and the Authority will enter into certain documents and agreements that will provide for the grant of the Security Interests in the Collateral to the Trustee for the benefit of the holders of the Notes (collectively, the "Security

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Documents"). The Security Interests will secure the payment and performance when due of all the obligations of the Authority under the Notes, the Indenture and the Security Documents.

      Each of the Tribe, the Authority and the Manager (as defined below) understands that the Initial Purchaser proposes to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchaser may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the "Subsequent Purchasers") at any time after the time this Agreement is executed by the parties hereto (the "Time of Execution"). The Securities are to be offered and sold to or through the Initial Purchaser without being registered with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (as amended, the "Securities Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act ("Rule 144A") or Regulation S under the Securities Act ("Regulation S")).

      The Authority and Great Lakes Gaming of Michigan, LLC, a Minnesota limited liability company (f/k/a Great Lakes of Michigan, LLC) (the "Manager"), have prepared and delivered to the Initial Purchaser copies of a Preliminary Offering Memorandum, dated June 6, 2006 (the "Preliminary Offering Memorandum"), and have prepared and delivered to the Initial Purchaser copies of a Pricing Supplement, dated June 15, 2006 (the "Pricing Supplement"), describing the terms of the Securities, each for use by the Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the "Pricing Disclosure Package." Promptly after the Time of Execution, the Authority will prepare and deliver to the Initial Purchaser a final offering memorandum dated the date hereof (the "Final Offering Memorandum").

      The following documents are hereinafter collectively referred to as the "Transaction Documents":

      (a) this Agreement;

      (b) the Indenture;

      (c) the Notes;

      (d) the Guarantees;

      (e) the Security Agreement, to be dated as of the Closing Date, from the Authority and the Guarantors in favor of the Trustee for the benefit of the holders of the Notes (the "Security Agreement");

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      (f) the Cash Collateral and Disbursement Agreement (the "Collateral and
Disbursement Agreement"), to be dated as of the Closing Date, among the Authority, the Guarantors and U.S. Bank National Association, as Trustee and Disbursement Agent;

      (g) the Lakes Dominion Account Agreement (the "Lakes Dominion Agreement"), to be dated as of the Closing Date, among the Authority, the Collateral Agent and the Manager;

      (h) the Notes Dominion Account Agreement (the "Notes Dominion Agreement"), to be dated as of the Closing Date, among the Authority, the Collateral Agent, the other financial institution that is a party thereto and the Manager;

      (i) the Release and Waiver Agreements (collectively, the "Release and Waiver Agreements"), dated as of the date hereof, executed by the Authority and the Tribe, in one case, and by the Manager, in another case; and

      (j) the Intercreditor and Subordination Agreement, to be dated as of the Closing Date, among the Trustee, the Manager the Collateral Agent.

      The following documents are hereinafter collectively referred to as the "Material Agreements":

      (a) the Tribal-State Gaming Compact (the "Compact"), effective February 18, 1999, by and between the Tribe and the State of Michigan;

      (b) the Local Agreement with the City of New Buffalo, dated as of March 13, 2000, among the Tribe, the City of New Buffalo and the Township of New Buffalo;

      (c) the Third Amended and Restated Development Agreement ("Development Agreement"), dated January 25, 2006, as amended, between the Tribe and the Manager;

      (d) the Third Amended and Restated Management Agreement ("Management Agreement"), dated January 25, 2006, between the Tribe and the Manager;

      (e) the Architect Agreement, as amended, between the Tribe and Urban Design Group, Inc.;

      (f) the Construction Agreement ("Construction Agreement"), between the Tribe and Christman/Krauss-Anderson;

      (g) the Water Service Agreement, dated November 19, 2001, among the Tribe, the City of New Buffalo and the Township of New Buffalo;

      (h) the County Road Agreement, dated June 1, 2006, among the Tribe, the Manager, Lakes Entertainment, Inc. ("Lakes") and the Berrien County Road Commissioners;

      (i) the Third Amended and Restated Lakes Development Note (the "Development Note"), dated January 25, 2006, between the Tribe and Lakes;

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      (j) the Third Amended and Restated Non-Gaming Land Acquisition Line of
Credit Agreement (the "Non-Gaming Note"), dated January 25, 2006, between the Tribe and Lakes;

      (k) the Third Amended and Restated Transition Loan Note, dated January 25, 2006, between the Tribe and Lakes (and, together with the Development Note, the "Lakes Notes"); and

      (l) the definitive documents relating to the furniture and equipment financing (the "FF&E Documents"), to be dated as of the Closing Date, between the Authority and the Banc of America Leasing & Capital, LLC.

      The Authority, the Manager and the Guarantors hereby confirm their agreements with the Initial Purchaser as follows:

      SECTION 1. Representations and Warranties.

      1.1 The Tribe, the Authority and the Guarantors (collectively, the "Pokagon Parties"), jointly and severally, hereby represent, warrant and covenant to the Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1.1 to the "Offering Memorandum" are to
(x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

      (a) No Registration Required. Subject to compliance by the Initial Purchaser with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939 (the "Trust Indenture Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

      (b) No Integration of Offerings or General Solicitation. Subject to compliance with the representations and warranties set forth in Sections 1.2 and 2 hereof by the Manager and the Initial Purchaser, respectively, none of the Pokagon Parties or their affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an "Affiliate"), or any person acting on its or any of their behalf (other than the Manager and the Initial Purchaser, as to whom the Pokagon Parties make no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Pokagon Parties or their Affiliates or any person acting on its or any of their behalf (other than the Manager and the Initial Purchaser, as to whom the Pokagon Parties make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Pokagon Parties or their Affiliates or

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any person acting on its or their behalf (other than the Manager and the Initial
Purchaser, as to whom the Pokagon Parties make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Pokagon Parties and their Affiliates and any person acting on its or their behalf (other than the Manager and the Initial Purchaser, as to whom the Pokagon Parties make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

      (c) Eligibility for Resale under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or quoted in a U.S. automated interdealer quotation system.

      (d) The Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Execution, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), is applicable) as of the Closing Date, contains or represents an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Authority in writing by the Initial Purchaser expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or amendment or supplement thereto, as the case may be. The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A. None of the Pokagon Parties has distributed or will distribute, prior to the later of the Closing Date and the completion of the Initial Purchaser's distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum.

      (e) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, each of the Pokagon Parties, enforceable in accordance with its terms, except as (i) rights to indemnification hereunder may be limited by applicable law, (ii) the enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and (iii) the ability to waive exhaustion of tribal court remedies may be limited by applicable law.

      (f) Authorization of the Securities. The Notes to be purchased by the Initial Purchaser from the Authority are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Authority and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Authority, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the rights

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and remedies of creditors or by general equitable principles and except as the ability to waive exhaustion of tribal court remedies may be limited by applicable law, and will be entitled to the benefits of the Indenture. The Guarantees of the Notes are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as the ability to waive exhaustion of tribal court remedies may be limited by applicable law, and will be entitled to the benefits of the Indenture.

      (g) Authorization of the Indenture. At the Closing Date, the Indenture will have been duly authorized, executed and delivered by the Pokagon Parties and will constitute a valid and binding agreement of the Pokagon Parties, enforceable against them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as the ability to waive exhaustion of tribal court remedies may be limited by applicable law.

      (h) Description of the Securities and the Indenture. The Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

      (i) Authorization of the Transaction Documents. At the Closing Date, each of the Transaction Documents to which any of the Pokagon Parties are a party (other than those described in clauses (e) through (g) above) will have been duly authorized, executed and delivered by such Pokagon Parties and will (assuming the due authorization, execution and delivery thereof by or on behalf of each of the other parties thereto) constitute a valid and binding agreement of such Pokagon Parties, enforceable against them in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as (i) the ability to waive exhaustion of tribal court remedies may be limited by applicable law and (ii) recourse against interests in real property may be limited by the Tribe's Constitution.

      (j) Material Agreements. At the Closing Date, each of the Material Agreements (other than the Compact) to which any of the Pokagon Parties are a party (assuming the due authorization, execution and delivery thereof by or on behalf of each of the other parties thereto) will constitute a valid and binding agreement of such Pokagon Parties, enforceable against them in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as the ability to waive exhaustion of tribal court remedies may be limited by applicable law. As of the date hereof, there are no defaults or events of default, that with notice, the passage of time or

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otherwise could be a default, under any material provisions of such Material
Agreements by any party thereto.

      (k) No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Pokagon Parties, considered as one entity (any such change is called a "Pokagon Parties Material Adverse Change"); and (ii) the Pokagon Parties have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business.

      (l) Accountants. McGladrey & Pullen, LLP, which expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related schedules and notes thereto) included in the Offering Memorandum, are independent public or certified public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act, and any non-audit services provided by McGladrey & Pullen, LLP to the Pokagon Parties have been duly approved.

      (m) Preparation of the Financial Statements. The financial statements included in the Offering Memorandum present fairly the consolidated financial position of the Authority as of and at the dates indicated. Such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data set forth in the Offering Memorandum under the caption "Selected Historical Financial and Other Data" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum.

      (n) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. None of the Pokagon Parties is in violation of any of its organizational documents or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which any of the Pokagon Parties is a party or by which it or any of them may be bound, or to which any of the property or assets of any of the Pokagon Parties is subject (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Pokagon Parties Material Adverse Change. The execution, delivery and performance by the Pokagon Parties of the Material Agreements and the Transaction Documents to which it is a party, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) have been duly authorized by all necessary company action and will not result in any violation of the provisions of the organizational documents of any of the Pokagon Parties, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Pokagon Parties pursuant to, or require the consent of any other party to, any Existing

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Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Pokagon Parties Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to any of the Pokagon Parties except for such violations that will not result in a Pokagon Parties Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the execution, delivery and performance by the Pokagon Parties of the Material Agreements and the Transaction Documents, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, to which it is a party, except (i) as have been obtained or made by the Pokagon Parties and are in full force and effect; (ii) may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchaser in the manner contemplated herein and in the Offering Memorandum and (iii) such as will not result in a Pokagon Parties Material Adverse Change or have a material adverse effect on the offering and sale of the Securities and the transactions contemplated herein. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any of the Pokagon Parties.

      (o) No Material Actions or Proceedings. Except as otherwise disclosed in the Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Authority's knowledge, threatened (i) against or affecting any of the Pokagon Parties or (ii) which has as the subject thereof any property owned or leased by any of the Pokagon Parties and any such action, suit or proceeding, if determined adversely to the Pokagon Parties, would result in a Pokagon Parties Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Authority exists or, to the best of the Authority's knowledge, is threatened or imminent.

      (p) Intellectual Property Rights. None of the Pokagon Parties has received any notice of infringement or conflict with asserted trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.

      (q) Permits. Except as otherwise disclosed in the Offering Memorandum, the Pokagon Parties possess such valid and current certificates, licenses, authorizations or permits issued by the appropriate state, federal, tribal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, other than those certificates, licenses, authorization or permits which in the aggregate would not result in a Pokagon Party Material Adverse Change, and none of the Pokagon Parties has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Pokagon Parties Material Adverse Change.

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      (r) Tax. None of the Pokagon Parties are required to pay any U.S. federal or Michigan state income taxes.

      (s) Authority Not an "Investment Company". The Authority has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder). The Authority is not, and after receipt of payment for the Securities will not be, an "investment company" within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

      (t) Insurance. On the Closing Date, the Authority will be insured by recognized and financially sound institutions with policies covering its properties, operations, personnel and businesses, in such amounts and with such deductibles and covering such losses and risks as are consistent with industry practice to protect the Authority and its business as in effect on the Closing Date ("Insurance").

      (u) No Price Stabilization or Manipulation. None of the Authority or any of the Guarantors has taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Authority to facilitate the sale or resale of the Securities.

      (v) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, result in a Pokagon Parties Material Adverse Change: (i) neither the Authority nor any of the Guarantors is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, without limitation, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Authority or any of the Guarantors received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Authority or any of the Guarantors is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Authority has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Authority or any of the Guarantors, now or in the past (collectively, "Environmental Claims"), pending or, to the best of the Authority's knowledge, threatened

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against the Authority or any of the Guarantors or any person or entity whose liability for any Environmental Claim the Authority or any of the Guarantors has retained or assumed either contractually or by operation of law; and (iii) to the best of the Authority's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that would result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Authority or any of the Guarantors or against any person or entity whose liability for any Environmental Claim the Authority or any of the Guarantors has retained or assumed either contractually or by operation of law.

      (w) IGRA. The Tribe is an Indian tribe within the meaning of Indian Gaming Regulatory Act of 1988, as amended ("IGRA"), with the authority to enter into and perform its obligations under each of the Transaction Documents and Material Agreements to which it is a party.

      (x) Constitution. The Constitution of the Tribe (the "Constitution"), approved November 1, 2005, was duly and validly adopted by the Tribe, is the only constitution of the Tribe and is the valid and governing law of the Tribe.

      (y) Tribal Council. The tribal council referred to in the Constitution (the "Tribal Council") is the governing body of the Tribe, and all members of the Tribal Council are validly serving.

      (z) Compact. The Compact has been duly and validly authorized, executed and delivered by the Tribe, has been deemed approved by the Secretary of the Interior of the United States, and such approval has been duly published in the Federal Register. As of the date hereof, the Pokagon Parties are in compliance with all material terms and conditions of the Compact.

      (aa) Gaming Ordinance. The Tribal Council has duly and validly adopted the Tribal Gaming Regulatory Act on May 10, 2003, and subsequently amended that act on October 13, 2003 (as amended, the "Gaming Ordinance"). As required by IGRA, the Gaming Ordinance was duly approved by the National Indian Gaming Commission (the "NIGC"). The Gaming Ordinance (i) has not been amended or repealed and is in full force and effect as the law of the Tribe, (ii) authorizes the class II and class III gaming within the meaning of IGRA that is proposed to be conducted at the Four Winds Casino and Resort, (iii) satisfies the requirements under IGRA that the Tribe adopt a gaming ordinance prior to engaging in class II or class III gaming and (iv) complies in all material respects with the requirements of the Compact and IGRA.

      (bb) Authority Ordinance. The Tribal Council has the requisite power and authority to adopt the Ordinance dated May 25, 2006 entitled "Ordinance of the Pokagon Band of Potawatomi Indians Establishing and Governing the Pokagon Gaming Authority" (the "Authority Ordinance") as the law of the Tribe. The Authority Ordinance (i) was duly and validly adopted by the Tribal Council, (ii) is in full force and effect, (iii) has not been further amended or repealed in any manner and (iv) is the governing law of the Tribe.

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      (cc) The Authority. The Authority (i) is a wholly owned, unincorporated instrumentality of the Tribe and is not a separate entity from the Tribe for federal or state income tax purposes, (ii) is governed by a board of directors ("Board of Directors") which has the requisite power and authority to authorize the Authority to (A) enter into the Transaction Documents to which the Authority is a party and (B) pledge the revenue and assets of the Authority in accordance with the Transaction Documents and (iii) has the requisite power and authority to own and operate its properties, including the "Gaming Assets" as defined in the Authority Ordinance, to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Transaction Documents to which it is a party. The Board of Directors has duly adopted the resolution referred to in clause (ii) above and the Resolution is in full force and effect and has not been amended or repealed in any manner. The Authority does not have any subsidiaries other than the Guarantors.

      (dd) Requisite Power. The Pokagon Parties have all requisite power and authority necessary to enter into, execute, deliver and perform their obligations, if any, under each of the Transaction Documents and Material Agreements to which any of them is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the power and authority necessary to issue, sell and deliver the Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Indenture and the Offering Memorandum.

      (ee) Referendum Rights. No initiative or referendum rights exist for members of the Tribe permitting any member or any number of members of the Tribe to call for or conduct, in any manner, a review of any action taken by the Authority or the Tribal Council, whether by way of an initiative, referendum or otherwise, with respect to any authorization, execution, delivery or performance of its obligations under this Agreement or the Transaction Documents or the Material Agreements to which it is a party, by the Authority or the Tribal Council or any actions contemplated to be taken by the Authority or the Tribal Council in connection therewith.

      (ff) Description. Each of the Transaction Documents and the Material Agreements described in the Offering Memorandum conform as to legal matters to the description thereof contained in the Offering Memorandum.

      (gg) Notes. When issued, the Notes will rank pari passu in right of payment with all of the Authority's other unsubordinated indebtedness.

      (hh) Restrictions. No law of the Tribe imposes any restrictions on the rate, yield or return payable by or on behalf of the Tribe or the Authority on its indebtedness.

      (ii) Casino Site. At Closing, each parcel of land on which the Four Winds Casino and Resort is proposed to be located, together with all improvements related thereto included within the meaning of "Class III gaming facility" within the Compact (collectively, the "Casino Site"), will constitute Indian land, within the meaning of IGRA, over which the Tribe has jurisdiction and on which class II and class III gaming is permitted to be conducted by the Authority under IGRA. At Closing, the Casino Site will be held by the United States in trust for the benefit of the

Tribe, subject to no mortgage, lien, easement, interest, estate or other encumbrance that would reasonably be expected to result in a Pokagon Parties Material Adverse Change.

      (jj) Exclusive Right. The Authority has the exclusive right to develop and operate, collect the revenues, and pledge the revenues and assets of the Four Winds Casino and Resort, subject to the ownership rights of the Tribe in and to the real property and the buildings and fixtures located thereon and related thereto held in trust for the Tribe by the United States and the rights of the Manager pursuant to the Management Agreement. The Authority has all necessary and desirable access and right to enter onto the lands held in trust for the Tribe for the purpose of operating the Four Winds Casino and Resort and conducting the business of the Authority.

      (kk) Security Interest. Upon the (i) execution and delivery to the Trustee or the Collateral Agent, as applicable, of each of the Security Agreement, the Collateral and Disbursement Agreement, the Notes Dominion Account Agreement and the Lakes Dominion Account Agreement and (ii) the filing of the UCC-1 financing statements as contemplated by the Indenture and the other Security Documents, the Trustee or the Collateral Agent, as applicable, will have a valid, duly perfected, first priority security interest in all of the rights and property in which a security interest is granted under the Security Documents, subject to any liens permitted by the Security Documents, as security for the payment of obligations of the Authority under the Indenture and the Notes. The actions, recordings and filings described in the immediately preceding sentence are the only actions, recordings and filings necessary to publish notice of and perfect the rights of the Trustee under the Security Documents, except for such additional actions, recordings and filings as the Authority, Initial Purchaser and the Trustee may determine prior to the Closing Date.

      (ll) Section 9310. Other than as provided in Section 9310 of the Uniform Commercial Code as adopted by the Tribe (the "UCC"), no filing, recording or other act is required under any law, rule or ordinance of the Tribe to perfect and maintain the perfection of the security interests in the Collateral.

      (mm) Use. Except as set forth in the Offering Memorandum, the contemplated operation and use and construction of the Four Winds Casino and Resort in the manner set forth in the Offering Memorandum will be, at the time of operation and use and construction, as applicable, in compliance with all applicable municipal, county, state, tribal and federal laws, regulations, ordinances, standards, order and other regulations, where the failure to comply therewith would not, individually or in the aggregate, have a Pokagon Parties Material Adverse Change. Except as set forth in the Offering Memorandum, under current applicable Gaming Laws, the Four Winds Casino and Resort may be used for the purposes contemplated in the Offering Memorandum, the Indenture, the Notes and the Security Documents.

      (nn) Construction Plans. The anticipated schedule of construction of the Four Winds Casino and Resort is as set forth in the Offering Memorandum. The anticipated cost of construction of the Four Winds Casino and Resort (including interest, legal, architectural, engineering, planning, zoning and other similar costs) does not exceed the amounts for such costs set forth under the caption "Use of Proceeds" in the Offering Memorandum. In addition, each of the other amounts set forth in the section entitled "Sources and Uses of Funds" under the caption "Use of Proceeds" in the Offering Memorandum are based upon reasonable assumptions as to all matters material to the estimates set forth therein and are not expected to exceed the amounts set forth for such items.

      (oo) Relationships. Except as disclosed in the Offering Memorandum, no relationship, direct or indirect, exists between or among any of the Pokagon Parties, on the one hand, and the directors, officers, employees, representatives, members or council persons or Affiliates, of any of the Pokagon Parties, on the other hand, which would be required by the Securities Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission.

      (pp) Data. The statistical and market-related data included in the Offering Memorandum are based on or derived from sources which the Authority believes to be reliable and accurate in all material respects.

      (qq) Tribal UCC. The UCC was duly and validly adopted by the Tribal Council, and is a valid law of the Tribe. No applicable law, ordinance, rule, regulation or resolution of the Tribe, or any agency, subdivision, department, commission or enterprise (each, a "Governmental Component") thereof conflicts with or contravenes the UCC of the Tribe.

      (rr) Arbitration Code. The Arbitration Code of the Tribe (the "Tribal Arbitration Code") was duly and validly adopted by the Tribal Council, and is the valid law of the Tribe. No applicable law, ordinance, rule, regulation or resolution of the Tribe, any Governmental Component thereof or any court of the Tribe conflicts with or contravenes the Tribal Arbitration Code.

      (ss) Sovereign Immunity. The waivers of sovereign immunity (including the related agreements to submit claims to binding arbitration) by each of the Pokagon Parties contained in this Agreement and each of the Transaction Documents to which any Pokagon Party is a party are in compliance with all applicable federal and Tribal laws and, upon execution of such documents, will effectively waive the sovereign immunity of each respective Pokagon Party, will be irrevocable, validly and legally binding on each Pokagon Party, enforceable against each in accordance with their respective terms and no further action will be required to make each such waiver effective.

      (tt) Regulation T, U and X. None of the execution, delivery and performance of this Agreement, the issuance and sale of the Notes, the application of the proceeds from the issuance of the Notes and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) promulgated by the Board of Governors of the Federal Reserve System or analogous foreign law and regulations.

      (uu) No Contracts. Except pursuant to this Agreement and the engagement letter relating to the offering of the Securities and except as disclosed in the Offering Memorandum, there are no contracts, agreements or understandings between the Pokagon Parties and any other person that would give rise to a valid claim against the Pokagon Parties for a brokerage commission, finder's fee or like payment in connection with this Offering, the issuance of Notes.

      (vv) Registration Rights. There are no holders of securities of the Authority who, by reason of the Authority's execution of this Agreement or any other Transaction Document to which it is a party or the consummation by the Authority of the transactions contemplated hereby and thereby, have the right to request or demand that the Authority register under the Securities Act or analogous foreign laws and regulations securities held by them.

      (ww) Default. There exist no conditions that would constitute a default (or an event of which with notice or lapse of time, or both, would constitute a default) under any of the Transaction Documents to which the Pokagon Parties are a party.

      (xx) Licensing Requirements. It is not necessary under federal, state, Tribal or local laws that any of the holders of the Securities be licensed, qualified or entitled to carry on business in any such jurisdiction by reason of the execution, delivery, performance or enforcement of any of the Transaction Documents or the Securities.

      (yy) No Management Contract. None of the Transaction Documents to which any Pokagon Party is a party, taken individually or as a whole, constitutes a "management contract" or a "management agreement" within the meaning of 25 U.S.C. Section 2711, or deprives the Authority of the sole proprietary interest and responsibility of the conduct of gaming. No consent, approval, authorization or order of, and notice to or filing with, any governmental agency or body or any court, including specifically the Secretary of the Interior of the United States or the Chairman of the National Indian Gaming Commission, is required to be obtained in connection with the execution, delivery and performance of the Transaction Documents or as a condition of their validity or enforceability.

      (zz) Certificates. Each certificate signed by any officer of the Pokagon Parties and delivered to the Initial Purchaser, or counsel for the Initial Purchaser, shall be deemed a representation and warranty by such Pokagon Party to the Initial Purchaser as to the matters covered thereby.

      The Pokagon Parties acknowledge that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 5 hereof, counsel for the Initial Purchaser and counsel for the Manager will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

      1.2 The Manager represents and warrants to the Pokagon Parties and to the Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the "Offering Memorandum" are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

      (a) No General Solicitation. None of the Manager or its Affiliates or any person acting on its or any of their behalf (other than the Initial Purchaser and the Pokagon Parties, as to whom the Manager makes no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Manager or its Affiliates or any person acting on its or their behalf (other than the Initial Purchaser and the Pokagon Parties, as to whom the Manager makes no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and
(ii) each of the Manager and its Affiliates and any person acting on its or their behalf (other than the Initial Purchaser and the Pokagon Parties, as to whom the Manager makes no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

      (b) The Offering Memorandum. Neither (i) the information furnished by the Manager for use in either the Pricing Disclosure Package, as of the Time of Execution, or the Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date; nor (ii) to the knowledge of the Manager, any other information contained in the Pricing Disclosure Package, as of the Time of Execution, or the Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) contains or represents an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Authority or the Manager in writing by the Initial Purchaser expressly for use in the Pricing Disclosure Package, the Offering Memorandum or amendment or supplement thereto, as the case may be. Neither the Manager nor its Affiliates has distributed or will distribute, prior to the later of the Closing Date and the completion of the Initial Purchaser's distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum.

      (c) Duly Organized. The Manager has been duly formed and is validly existing as a Minnesota limited liability company, in good standing under the laws of the jurisdiction of its formation and has power and authority to own, hold, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under each of the Transaction Documents and Material Agreements to which the Manager is a party. The Manager is duly qualified as a foreign corporation to transact business and is in good standing or equivalent status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not be expected to (i) individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), results of operations, properties, affairs or prospects of the Manager, taken as a whole, (ii) prevent the issuance of the Notes or (iii) invalidate this Agreement or any other Transaction Document or Material Agreements to which it is a party, the transactions described in the Offering Memorandum (any of the event set forth in clauses (i), (ii) or (iii), a "Manager Material Adverse Change"). The Manager has no subsidiaries.

      (d) Requisite Power. The Manager has all requisite power and authority necessary to enter into, execute, deliver and perform its material obligations, if any, under each of the Transaction Documents and Material Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation in accordance with and upon the terms and conditions set forth in this Agreement, the Management Agreement and the Offering Memorandum.

      (e) Authority. This Agreement and each of the Transaction Documents to which the Manager is a party has been duly and validly authorized, executed and delivered by the Manager and (assuming due authorization, execution and delivery thereof by or on behalf of each of the other parties thereto) is the valid and legally binding obligation of the Manager, enforceable against it in accordance with its terms, except as rights to indemnification, if any, hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

      (f) Full Force. The Material Agreements to which the Manager is a party are in full force and effect as of the date hereof, enforceable against them, as applicable, in accordance with their respective terms, except as rights to indemnification, if any, hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. As of the date hereof, there are no defaults or events of default, that with notice, the passage of time or otherwise could be a default, under any provisions of such Material Agreements by the Manager or, to the Manager's knowledge, any other party thereto.

      (g) Conflicts. The Manager is not in violation of its governing documents or limited liability company agreement and is not in default (or, with the giving of notice or lapse of time, would be in default) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Manager is a party or by which it may be bound, or to which any of the property or assets of the Manager is subject (each, a "Manager Existing Instrument"), except for such defaults as would not, individually or in the aggregate, result in a Manager Material Adverse Change. The Manager's execution, delivery and performance of this Agreement or any other Transaction Documents to which it is a party will not (i) except as described in the Release and Waiver Agreements, conflict with or constitute a breach of, or Default or a Manager Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Manager, or require the consent of any other party to, any Manager Existing Instrument and (ii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Manager. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Manager's delivery and performance of this Agreement or any Transaction Document to which it is a party. As used herein, a "Manager Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Manager.

      (h) Proceedings. Except as otherwise disclosed in the Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Manager's knowledge, threatened (i) against or affecting the Manager or (ii) which has as the subject thereof any property owned or leased by the Manager and any such action, suit or proceeding that is reasonably likely to result in a Manager Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement.

      (i) Permits. The Manager possesses such valid and current certificates, licenses, authorizations or permits issued by the appropriate state, federal, tribal or foreign regulatory agencies or bodies necessary to conduct its business as currently contemplated, and the Manager has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Manager Material Adverse Change.

      (j) NIGC. No other person other than the Manager and those disclosed in writing to the NIGC has an interest in the Material Agreements to which the Manager is a party which is required to be disclosed to the NIGC.

      (k) Other Management Contracts. There are no management contracts or collateral agreements within the meaning of IGRA relating to the Four Winds Casino and Resort to which the Manager is a party except for the Material Agreements and the Transaction Documents.

      (l) Tax. Except for taxes which are currently being disputed in good faith and with respect to which appropriate reserves have been made, the Manager has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes required to be paid by it and, if due and payable, any related or similar assessment, fine or penalty levied against it.

      (m) Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum: (i) there has been no Manager Material Adverse Change, or any development that could reasonably be expected to result in a Manager Material Adverse Change; (ii) the Manager has not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business.

      (n) No Contracts. Other than the Engagement Letter, there are no contracts, agreements or understandings between the Manager and any other person that would give rise to a valid claim against the Manager for a brokerage commission, finder's fee or like payment in connection with this Offering or the issuance of the Notes.

      (o) Default. There exist no conditions that would constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) by the Manager under any of the Transaction Documents or Material Agreements to which the Manager is a party.

      (p) Construction Plans. The Initial Purchaser has been furnished with a copy of the plans and specifications for the construction of the Four Winds Casino and Resort and other necessary expenditures. The anticipated schedule of construction of the Four Winds Casino and Resort is as set forth in the Offering Memorandum. The anticipated cost of construction of the Four Winds Casino and Resort (including interest, legal, architectural, engineering, planning, zoning and other similar costs) does not exceed the amounts for such costs set forth under the caption "Use of Proceeds" in the Offering Memorandum. In addition, each of the other amounts set forth in the section entitled "Sources and Uses of Funds" under the caption "Use of Proceeds" in the Offering Memorandum are based upon reasonable assumptions as to all matters material to the estimates set forth therein and are not expected to exceed the amounts set forth for such items.

      (q) Data. The statistical and market-related data included in the Offering Memorandum are based on or derived from sources which the Manager believes to be reliable and accurate in all material respects.

      (r) Certificates. Each certificate signed by any officer of the Manager and delivered to the Initial Purchaser, or counsel for the Initial Purchaser, shall be deemed a representation and warranty by the Manager to the Initial Purchaser as to the matters covered thereby.

      The Manager acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 5 hereof, counsel for the Tribe and the Authority, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

      SECTION 2. Purchase, Sale and Delivery of the Securities.

      (a) The Securities. Each of the Authority and the Guarantors agree to issue and sell to the Initial Purchaser all of the Securities, and the Initial Purchaser agrees to purchase from the Authority and the Guarantors all of the Securities, at a purchase price of 100% of the principal amount thereof payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms, subject to the conditions thereto, herein set forth. The Authority agrees to pay the Initial Purchaser total discounts and commissions on the Securities of $7,618,750.

      (b) The Closing Date. Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchaser and payment therefor shall be made at the offices of White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036 (or such other place as may be agreed to by the Authority, the Manager and Banc of America Securities LLC) at 9:00 a.m. New York City time, on June 22, 2006, or such other time and date as Banc of America Securities LLC, the Authority and the Manager shall agree (the time and date of such closing are called the "Closing Date"). The Authority and the Manger hereby acknowledge that circumstances under which Banc of America Securities LLC may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Authority, the Manager or the Initial Purchaser to recirculate to investors copies of an amended or supplemented Offering Memorandum.

      (c) Delivery of the Securities. The Authority shall deliver, or cause to be delivered, to Banc of America Securities LLC for the accounts of the Initial Purchaser certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as Banc of America Securities LLC may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchaser.

      (d) Initial Purchaser as Qualified Institutional Buyer. The Initial Purchaser represents and warrants to, and agrees with, the Authority and the Manager that it is a "qualified institutional buyer" within the meaning of Rule 144A (a "Qualified Institutional Buyer").

      (e) Distribution of Offering Memorandum. The Initial Purchaser has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchaser's distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Preliminary Offering Memorandum, the Pricing Supplement or the Final Offering Memorandum.

      SECTION 3. Additional Covenants. Each of the Authority, the Manager and the Guarantors, as noted below, further covenants and agrees with the Initial Purchaser as follows:

      (a) Preparation of Final Offering Memorandum; Initial Purchaser's Review of Proposed Amendments and Supplements. As promptly as practicable following the Time of Execution and in any event not later than the second business day following the date hereof, the Authority will prepare and deliver to the Initial Purchaser the Final Offering Memorandum. The Authority will not amend or supplement the Preliminary Offering Memorandum, the Pricing Supplement or, prior the Closing Date, the Final Offering Memorandum unless the Initial Purchaser shall previously have been furnished a copy of the proposed amendment or supplement at least one business day prior to the proposed use or filing, and shall not have objected to such amendment or supplement.

      (b) Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If, prior to the later of (x) the Closing Date and (y) the completion of the placement of the Securities by the Initial Purchaser with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Authority agrees to promptly prepare

(subject to Section 3 hereof), and furnish at its own expense to the Initial Purchaser, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

      (c) Indemnity. Each of the Authority and the Manager hereby expressly acknowledges that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, amendment or supplement referred to in this Section 3.

      (d) Copies of the Offering Memorandum. The Authority agrees to furnish the Initial Purchaser, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as it shall have reasonably requested.

      (e) Blue Sky Compliance. Each of the Authority and the Guarantors shall cooperate with the Initial Purchaser and counsel for the Initial Purchaser to qualify (or to obtain exemptions from qualifying) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Initial Purchaser, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as reasonably required for the distribution of the Securities. Neither the Authority nor any of the Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Authority will advise the Initial Purchaser promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Authority and the Guarantors shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

      (f) Use of Proceeds. The Authority shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption "Use of Proceeds" in the Pricing Disclosure Package, except as otherwise permitted by the Collateral and Disbursement Agreement.

      (g) The Depositary. The Authority will cooperate with the Initial Purchaser and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

      (h) Agreement Not To Offer or Sell Additional Securities. During the period of 180 days following the date hereof, the Authority will not, without the prior written consent of Banc of America Securities LLC (which consent may be withheld at the sole discretion of Banc of America Securities LLC), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Authority or securities exchangeable for or convertible into debt securities of the Authority (other than as contemplated by this Agreement).

      (i) Future Reports to the Initial Purchaser. At any time when any Securities remain outstanding, the Authority will furnish to Banc of America Securities LLC: (i) as soon as practicable after the end of each fiscal year, copies of the balance sheet of the Authority as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Authority's independent public or certified public accountants; and (ii) as soon as available, copies of any report or communication of the Authority mailed generally to holders of its debt securities (including the holders of the Securities).

      (j) No Integration. The Authority agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Authority of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of the sale of the Securities by the Authority to the Initial Purchaser) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof.

      (k) No Restricted Resales. During the period of two years after the Closing Date, the Authority will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Notes which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

      (l) Legended Securities. Each certificate for a Note will bear the legend contained in "Notice to Investors" in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

      (m) PORTAL. The Authority will use its best efforts to cause such Notes to be eligible for the PORTAL Market.

      (n) Banc of America Securities LLC may, in its sole discretion, waive in writing the performance by the Authority, the Manager or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

      SECTION 4. Payment of Expenses. Each of the Authority and the Guarantors agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchaser, (iii) all fees and expenses of the Authority's and the Guarantors' counsel, independent public or certified public accountants and other advisors,
(iv) any and all reasonable fees and expenses of the Initial Purchaser's counsel (White & Case LLP and Latham & Watkins LLP) and Indian counsel that exceed the lesser of (x) 60% of such fees and expenses and (y) $600,000, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, and the Transaction Documents, (vi) all filing fees, attorneys' fees and expenses incurred by the Authority, the Guarantors or the Initial Purchaser in connection with qualifying (or obtaining exemptions from the qualification of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchaser (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum), (vii) the fees and expenses of the Trustee, Collateral Agent and Disbursement Agent, including the fees and disbursements of counsel for the Trustee in connection with all of the Transaction Documents, (viii) the reasonable fees and expenses of the Independent Construction Consultant, (ix) any fees payable in connection with the rating of the Securities with the ratings agencies and the listing of the Securities with the PORTAL Market, (x) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchaser in connection with the review by the NASD, if any, of the terms of the sale of the Securities and (xi) all fees and expenses (including reasonable fees and expenses of counsel) of the Authority and the Guarantors in connection with approval of the Securities by the Depositary for "book-entry" transfer, and the performance by the Authority and the Guarantors of their respective other obligations under this Agreement. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchaser shall pay its own expenses and all expenses incident to the "road show" for the offering of the Securities, including the cost of any chartered airplane or other transportation.

      SECTION 5. Conditions of the Obligations of the Initial Purchaser. The obligations of the Initial Purchaser to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Authority, the Manager and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Authority, the Guarantors and the Manager of their covenants and other obligations hereunder, and to each of the following additional conditions:

      (a) Pokagon Parties Representations. All of the representations and warranties of the Pokagon Parties shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Pokagon Parties shall have performed or complied with all of the agreements and covenants herein contained and required to be performed or complied with by each of them at or prior to the Closing Date.

      (b) Manager Representations. All of the representations and warranties of the Manager shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Manager shall have performed or complied with all of the agreements and covenants herein contained and required to be performed or complied with by each of them at or prior to the Closing Date.

      (c) Offering Memorandum. The Final Offering Memorandum shall have been printed and copies distributed to the Initial Purchaser not later than 10:00 a.m., New York City time, on the second day following the date of this Agreement or at such later date and time as to which the Initial Purchaser may agree.

      (d) No Action. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Notes; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the knowledge of the Tribe, the Authority or the Manager, threatened against the Tribe, Authority or the Manager before any court or arbitrator or any governmental body, agency or official that if adversely decided would reasonably be expected to have a Pokagon Parties Material Adverse Change or a Manager Material Adverse Change, respectively.

      (e) Accountants' Comfort Letter. On the date hereof, the Initial Purchaser shall have received from McGladrey & Pullen LLP, independent public or certified public accountants for the Authority, a "comfort letter" dated the date hereof addressed to the Initial Purchaser, in form and substance satisfactory to the Initial Purchaser, covering the financial information in the Preliminary Offering Memorandum and any Pricing Supplement and other customary matters. In addition, on the Closing Date, the Initial Purchaser shall have received from such accountants, a "bring-down comfort letter" dated the Closing Date addressed to the Initial Purchaser, in form and substance satisfactory to the Initial Purchaser, in the form of the "comfort letter" delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than 5 days prior to the Closing Date.

      (f) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

            (i) in the judgment of the Initial Purchaser there shall not have occurred any Pokagon Parties Material Adverse Change or a Manager Material Adverse Change; and

            (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities or indebtedness of the Authority or any of its subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436 under the Securities Act.

      (g) Opinion of Counsel for the Pokagon Parties. On the Closing Date, the Initial Purchaser shall have received the favorable opinion of Faegre & Benson LLP, counsel for the Tribe, the Authority and the Guarantor dated as of such Closing Date, the form of which is attached as Exhibit A-1.

      (h) Opinion of Michigan Counsel for the Authority and the Tribe. On the Closing Date, the Initial Purchaser shall have received the favorable opinion of Varnum Riddering

Schmidt & Howlett LLP, Michigan counsel for the Authority, dated as of such Closing Date, the form of which is attached as Exhibit A-2.

      (i) Opinion of Indiana Counsel for the Authority and the Tribe. On the Closing Date, the Initial Purchaser shall have received the favorable opinion of Varnum Riddering Schmidt & Howlett LLP, Indiana counsel for the Authority, dated as of such Closing Date, the form of which is attached as Exhibit A-3.

      (j) Opinion of Counsel for the Manager. On the Closing Date, the Initial Purchaser shall have received the favorable opinion of Gray, Plant, Mooty, Mooty & Bennett, Minnesota counsel for the Manager, dated as of such Closing Date, the form of which is attached as Exhibit A-4.

      (k) Opinion of Special Counsel for the Manager. On the Closing Date, the Initial Purchaser shall have received the favorable opinion of Hamilton Quigley & Twait, PLC, special counsel for the Manager, dated as of such Closing Date, the form of which is attached as Exhibit A-5

      (l) Opinion of New York Counsel for the Manager. On the Closing Date, the Initial Purchaser shall have received the favorable opinion of Duane Morris LLP, New York counsel for the Manager, dated as of such Closing Date, the form of which is attached as Exhibit A-6 .

      (m) Opinion of Counsel for the Initial Purchaser. On the Closing Date, the Initial Purchaser shall have received the favorable opinion of White & Case LLP, counsel for the Initial Purchaser, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchaser.

      (n) Officers' Certificates. On the Closing Date, the Initial Purchaser shall have received:

            (i) a written certificate executed by the Chairperson or President, or the holder of an equivalent office, of the Tribe, the Authority and each Guarantor and the Chief Financial Officer or Treasurer, or the holder of an equivalent office, of the Tribe, the Authority and each Guarantor, dated as of the Closing Date, to the effect set forth in Section 5(n)(ii) hereof, and further to the effect that:

            (a) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Pokagon Parties Material Adverse Change;

            (b) the representations, warranties and covenants of the Tribe, the Authority and each Guarantor set forth in Section 1 hereof were true and correct as of the Time of Execution and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

            (c) the Tribe, the Authority and each Guarantor has complied with all the respective agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

      (o) Officers' Certificates. On the Closing Date, the Initial Purchaser shall have received:

            (i) a written certificate executed by the President and the Chief Financial Officer of the Manager, dated as of the Closing Date, to the effect set forth in Section 5(k)(ii) hereof, and further to the effect that:

            (a) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Manager Material Adverse Change;

            (b) the representations, warranties and covenants of the Manager set forth in Section 1 hereof were true and correct as of the Time of Execution and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

            (c) the Manager has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

      (p) PORTAL Listing. At the Closing Date, the Notes shall have been designated for trading on the PORTAL Market.

      (q) Other Financings. On or before the Closing Date, each of the Lakes Gaming Notes and the Lakes Non-Gaming Notes (as described in the Offering Memorandum) shall be funded in the amounts to be funded upon the consummation of the offering of the Notes as set forth in "Sources and Uses" in the Offering Memorandum. The FF&E Documents shall have been executed.

      (r) Documents and Agreements. With respect to any Transaction Document to be executed on the Closing Date, the Authority and each of the other parties thereto shall have entered into each such Transaction Document to which each is a party. With respect to any Material Agreement entered into prior to the Closing Date, such Material Agreement shall be in full force and effect, and as of the date hereof, except as otherwise disclosed in the Offering Memorandum, there shall not be any defaults or events of default, what with notice, the passage of time or otherwise could be a default, under any provisions of such Material Agreements by any party hereto. The Initial Purchaser shall have received executed copies of each Transaction Document and Material Agreement.

      (s) Approval. The Authority shall have received all governmental and regulatory approval required to be obtained prior to the Closing Date pursuant to the Transaction Documents.

      (t) Disputes. There shall be no significant or material disputes between the Manager, the Tribe, the Authority, on the one hand, and Christman/Krauss-Anderson, on the other hand, with respect to or arising out of the Construction Agreement.

      (u) Authority UCC-1. The Trustee shall have received executed copies of each UCC-1 financing statement authorized by the Authority naming the Trustee as secured party and filed in such jurisdictions as the Initial Purchaser may reasonably require.

      (v) Authority Security. All documents and agreements shall have been filed, and other actions shall have been taken, as may be required to perfect the security interests of the Trustee and to accord the Trustee the priorities over other creditors of the Authority as contemplated by the Offering Memorandum and Transaction Documents. All consents to assignment of documents and agreements required by the Transaction Documents shall have been executed by the third parties named therein.

      (w) Proof of Insurance. On the Closing Date, the Initial Purchaser shall have received proof of insurance of the Authority that satisfies the insurance covenant in the Indenture.

      (x) Additional Documents. On or before the Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

      If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchaser by notice to the Authority and the Manager at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

      SECTION 6. Reimbursement of Initial Purchaser' Expenses.

      (a) Pokagon Parties. If this Agreement is terminated by the Initial Purchaser pursuant to Section 5 or 10 hereof, unless the sale to the Initial Purchaser of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Manager to perform any agreement herein or to comply with any provision hereof, each of the Pokagon Parties agrees to reimburse the Initial Purchaser upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchaser in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

      (b) Manager. If this Agreement is terminated by the Initial Purchaser pursuant to Section 5 or 10 hereof because of any refusal, inability or failure on the part of the Manager to perform any agreement herein or to comply with any provision hereof, the Manager agrees to reimburse the Initial Purchaser upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchaser in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

      SECTION 7. Offer, Sale and Resale Procedures. Each of the Initial Purchaser, the Pokagon Parties and the Manager hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

            (A) Offers and sales of the Securities will be made only by the Initial Purchaser or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be (i) Qualified Institutional Buyers to whom notice is given that the offeror or seller is relying upon the exemption from Section 5 of the Securities Act provided by Rule 144A under the Securities Act or (ii) non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

            (B) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities
      Act) will be used in the United States in connection with the offering of the Securities.

            (C) Upon original issuance by the Authority, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE ISSUER OR ANY AFFILIATE THEREOF, (B) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH THE REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHTS OF THE ISSUER AND THE WITHIN MENTIONED TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF

COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE REVERSE SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE."

      Following the sale of the Securities by the Initial Purchaser to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchaser shall not be liable or responsible to the Authority for any losses, damages or liabilities suffered or incurred by the Authority, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

      SECTION 8. Indemnification.

      (a) Indemnification of the Initial Purchaser by the Authority and the Guarantors. Each of the Authority and the Guarantors, jointly and severally, agrees to indemnify and hold harmless the Initial Purchaser, its directors, officers and employees, and each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Initial Purchaser, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Authority), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and to reimburse the Initial Purchaser and each such director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Banc of America Securities LLC) as such expenses are reasonably incurred by the Initial Purchaser or such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Authority by the Initial Purchaser expressly for use in the Pricing Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Authority may otherwise have.

      (b) Indemnification of the Initial Purchaser and the Pokagon Parties by the Manager. The Manager agrees to indemnify and hold harmless each of the Initial Purchaser and the Pokagon Parties, their directors, officers and employees, and each person, if any, who controls each of the Initial Purchaser and the Pokagon Parties within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser or Pokagon Party, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Manager), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and to reimburse each of the Initial Purchaser and Pokagon Party and each such director, officer, employee or controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by Banc of America Securities LLC and such Pokagon Party) as such expenses are reasonably incurred by the Initial Purchaser or Pokagon Party or such director, officer, employee or controlling person, upon receipt of reasonable documentation evidencing such expenses, in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Authority by the Initial Purchaser expressly for use in the Pricing Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that the Manager may otherwise have.

      (c) Indemnification of the Authority, the Manager, the Tribal Council Members and the Guarantors. The Initial Purchaser agrees to indemnify and hold harmless the Authority, the Manager, the Tribal Council Members and each Guarantor, each of their respective directors, officers, employees and each person, if any, who controls the Authority, the Manager, the Tribal Council Members or any Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Authority, the Manager, the Tribal Council Members, any Guarantor or any such director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Pricing Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Authority by the Initial Purchaser expressly for use therein; and to reimburse the Authority, the Manager, the Tribal Council Members and/or the Guarantors, as applicable, and each such director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by such party) as such expenses are reasonably incurred by each such party or such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Authority, the Manager, the Tribal Council Members and the Guarantors hereby acknowledges that the only information that the Initial Purchaser has furnished to the Authority expressly for use in the Pricing Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the eighth and last paragraphs under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 8(c) shall be in addition to any liabilities that the Initial Purchaser may otherwise have.

      (d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

      (e) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this
Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party's entitlement to such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

      SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by each of (A) the Pokagon Parties, (B) the Manager and (C) the Initial Purchaser from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of (A) the Pokagon Parties, (B) the Manager and (C) the Initial Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by each of (A) the Pokagon Parties, (B) the Manager and (C) the Initial Purchaser in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Authority, and the total discount received by the Initial Purchaser bear to the aggregate initial offering price of the Securities. The relative fault of each of (A) the Pokagon Parties, (B) the Manager and (C) the Initial Purchaser shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by each of (A) the Pokagon Parties, (B) the Manager and (C) the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

      The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

      The Authority, the Manager, the Guarantors and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 9.

      Notwithstanding the provisions of this Section 9, the Initial Purchaser shall be required to contribute any amount in excess of the discount received by the Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each director, officer and employee of the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director, officer, employee or holder of an equivalent office, of the Authority, the Manager or any Guarantor, and each Tribal Council Member and each person, if any, who controls the Authority, the Manager or any Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Authority, the Manager and the Guarantors.

      SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Initial Purchaser by notice given to the Authority or the Manager if at any time: (i) trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or the NASD, (ii) a general banking moratorium shall have been declared by any of federal, New York or Michigan authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Initial Purchaser is material and adverse and makes it impracticable or inadvisable to proceed with the offering sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; (iv) in the judgment of the Initial Purchaser there shall have occurred any Pokagon Parties Material Adverse Change or Manager Material Adverse Change; or (v) the Authority shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Initial Purchaser may interfere materially with the conduct of the business and operations of the Authority regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Authority, the Manager or any Guarantor to any Initial Purchaser, except that the Authority, the Manager and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchaser pursuant to Sections 4 and 6 hereof, (ii) the Initial Purchaser to the Authority and the Manager, or (iii) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

      SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Authority, the Manager, the Guarantors, their respective officers and the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Authority, the Manager, any Guarantor or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

      SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

      If to the Initial Purchaser:

            Banc of America Securities LLC
            9 West 57th Street
            New York, New York 10019
            Attention: High Yield Capital Markets

      with a copy to:

            White & Case LLP
            1155 Avenue of the Americas
            New York, New York 10036
            of counsel for the Initial Purchaser
            Facsimile: 212-354-8113
            Attention: Gary Kashar

      If to the Tribe, the Authority or the Guarantors:

            Pokagon Band of Potawatomi Indians
            58620 Sink Road
            Dowagiac, Michigan 49047
            Phone: 269-782-6323
            Attention: Tribal Council Chairperson

      and:

            Pokagon Gaming Authority
            11111 Wilson Road
            New Buffalo, Michigan 49117
            Phone: 269-782-6323
            Attention: President and Chief Executive Officer

      with a copy to:

            General Counsel
            Pokagon Band of Potawatomi Indians
            P.O. Box 180
            Dowagiac, Michigan 49047
            Facsimile: 269-782-7988

      with a copy to:

            Drummond Woodsum & MacMahon
            P.O. Box 9781
            Portland, Maine 04104
            Facsimile: 207-772-3627
            Attention: Robert Gips

      with a copy to:

            Faegre & Benson LLP
            2200 Wells Fargo Center
            90 South Seventh Street
            Minneapolis, Minnesota 55402
            Facsimile: 612-766-1600
            Attention: Kent Richey

      If to the Manager:

            Great Lakes Gaming of Michigan, LLC
            Lakes Entertainment, Inc.
            130 Cheshire Lane
            Minnetonka, Minnesota 55305
            Facsimile: 952-449-9353
            Attention: Timothy J. Cope

      with a copy to:

            Lakes Entertainment, Inc.
            130 Cheshire Lane

            Minnetonka, Minnesota  55305
            Facsimile: 952-449-9353
            Attention: Damon Schramm

      with a copy to:

            Hamilton Quigley & Twait, PLC
            First National Bank Building, Suite W1450
            332 Minesota Street
            Saint Paul, Minnesota 55101
            Facsimile: 651-602-9976
            Attention: Kevin Quigley, Esq.

      with a copy to:

            Gray Plant Mooty
            80 South 8th Street
            500 I.D.S. Center
            Minneapolis, Minnesota 55402
            Facsimile: 612-632-4050
            Attention: Daniel R. Tenenbaum, Esq.

      Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

      SECTION 13. Successors: No Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any Subsequent Purchaser or other purchaser of the Securities as such from the Initial Purchaser merely by reason of such purchase. Except as set forth above, no person (including, without limitation, the Subsequent Purchasers) shall be deemed to be a third-party beneficiary to this Agreement or to have any rights hereunder whatsoever.

      SECTION 14. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

      SECTION 15. Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state without regard to conflicts of law principles thereof (other than Section 5-1401 of the New York General Obligations Law).

      SECTION 16. Sovereign Immunity Waiver

      (a) Waiver of Sovereign Immunity. None of the Authority, Guarantors or the Tribe consents to any suit, arbitration, legal process, enforcement proceeding or any dispute resolution method, except that each Pokagon Party expressly and irrevocably waives each of its respective sovereign immunity (and any defense based thereon) from unconsented suit, arbitration or other legal proceedings as authorized herein, provided that:

            (i) the waiver is expressly limited to actions brought against a Pokagon Party in compliance with this Agreement by persons expressly stated to benefit from this Agreement;

            (ii) the action is commenced within three years after the occurrence of the facts that are the primary basis of the action, or if later, three years from the date those facts reasonably should have been discovered by the party bringing the action;

            (iii) the action is only to (A) interpret or enforce the provisions of this Agreement, (ii) enforce and execute any order, judgment or ruling resulting from such an action or arbitration award, or (iii) enforce any rights under the Indian Civil Rights Act, 28 U.S.C. Section 1301 et seq.;

            (iv) the action does not include a claim for punitive or consequential damages or any claim arising under federal or state securities laws; and

            (v) any order, judgment, ruling or other remedies related to an action shall be enforceable only as against those assets identified in the "Limited Recourse" provision of the Indenture.

      (b) Jurisdiction. Subject to the foregoing limitations on each Pokagon Party's waiver of sovereign immunity, each Pokagon Party, the Initial Purchaser and the Manager agree to irrevocably and unconditionally submit, for itself and its property, to the exclusive jurisdiction of the United States District Court, Southern District of New York, and any appellate court from which any appeals therefrom are available ("Federal Courts"), or if those courts lack jurisdiction over the action, then the courts of the State of New York sitting in the City of New York, County of New York, and any appellate court from which any appeals therefrom are available ("New York State Courts"), or in the event that the Federal Courts or the New York State Courts lack or decline jurisdiction, then the courts of the State of Michigan and any appellate court from which any appeals therefrom are available ("Michigan State Courts"), or in the event that any of the foregoing courts lack or decline jurisdiction, then the tribal courts of the Tribe, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each Pokagon Party, the Initial Purchaser and the Manager irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard and determined in such court. Each of the parties to this Agreement have agreed that a final judgment in any such action or proceeding may be enforced by any court of competent jurisdiction.

      (c) Waiver of Exhaustion of Tribal Remedies. Each Pokagon Party expressly waives, to the fullest extent it may legally and effectively do so, any right either may otherwise have to require any suit, arbitration, legal process or enforcement proceeding be considered or heard first in any tribal court of the Tribe, now or hereafter existing, whether because of the doctrine of exhaustion of tribal remedies or as a matter of comity or abstention.

      (d) Venue. Each of the parties to this Agreement hereby irrevocably and unconditionally waive, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any Federal Court, New York State Court or Michigan State Courts. Each of the parties to this Agreement agree to irrevocably waive, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      (e) Service of Process. Each of the parties to this Agreement hereby irrevocably consent to service of process in the manner provided for notices in
Section 12 hereof. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by law.

      (f) Final Judgment. For the purposes of this Agreement, each of the parties hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      (g) No Limit on Ability to Compel Arbitration. Notwithstanding any of this
Section 16, nothing in this Agreement limits the ability of any party hereto to move to compel arbitration or move to stay or dismiss a lawsuit in favor of arbitration, and each Pokagon Party's waiver of sovereign immunity expressly extends to such actions.

      SECTION 17. Arbitration. Notwithstanding the irrevocable submission to the jurisdiction of the courts described above by each of the parties hereto, each such party irrevocably and unconditionally agrees that any party to any such instrument may (i) submit any controversy, claim, suit or other action between or among the parties thereto arising out of or relating to this Agreement, or the enforcement of rights hereunder, to binding arbitration or (ii) remove any such action brought by any other party in any forum other than an arbitration contemplated hereby and submit such action to be determined by binding arbitration. Any arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators in accordance with the AAA Commercial Arbitration Rules. Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy will not constitute a waiver of the right of any party hereto to submit the controversy or claim to arbitration if any other party contests such action for judicial relief. Any arbitration undertaken pursuant this Agreement will take place in the City of New York, County of New York.

      SECTION 18. No Advisory or Fiduciary Responsibility. The Authority acknowledges and agrees that in connection with all aspects of each transaction contemplated by this Agreement the Authority and the Initial Purchaser have an arm's length business relationship that creates no fiduciary duty on the part of the Initial Purchaser and each expressly disclaims any fiduciary relationship.

      SECTION 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Authority the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                Very truly yours,

                                POKAGON BAND OF POTAWATOMI INDIANS

                                By: /s/ John Miller
                                    --------------------------------------------
                                    Name: John Miller
                                    Title: Chairperson

                                POKAGON GAMING AUTHORITY,
                                as Issuer

                                By: /s/ John Miller
                                    --------------------------------------------
                                    Name: John Miller
                                    Title: President and Chief Executive Officer

                                POKAGON PROPERTIES, LLC and
                                FILBERT LAND DEVELOPMENT, LLC,
                                as Guarantors

                                By: Pokagon Gaming Authority,
                                      Sole Member

                                By: /s/ John Miller
                                    --------------------------------------------
                                    Name: John Miller
                                    Title: President and Chief Executive Officer

                                GREAT LAKES GAMING OF MICHIGAN, LLC,
                                as Manager

                                By: /s/ Timothy J. Cope
                                    --------------------------------------------
                                    Name: Timothy J. Cope
                                    Title: President and Chief Financial Officer

      The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchaser as of the date first above written.

BANC OF AMERICA SECURITIES LLC

By: /s/ R. Sean Snipes
    --------------------------------
    Name:  R. Sean Snipes
    Title: Managing Director